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                                                                   EXHIBIT 23.11

                                LAW OFFICE
                              PAZ & HOROWITZ
JORGE PAZ DURINI          WHYMPER 1105 Y ALMAGRO         DIEGO FELIX ESTUPINAN
BRUCE HOROWITZ*            P.O. BOX 17-21-1533           DAVID BENALCAZAR ROSERO
LITTLETON TAZEWELL**        QUITO - ECUADOR
ESTEBAN RIOFRIO

We hereby consent to the use of our opinion in the Joint Proxy
Statement/Prospectus.

                                                           PAZ & HOROWITZ

                                                           /s/ DIEGO FELIX E.
                                                        ----------------------
                                                        By: Diego Felix E.
                                                            Senior Attorney
April 19, 2001